UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-09160

ALLIANCEBERNSTEIN HIGH YIELD FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
AllianceBernstein L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  September 30, 2007

Date of reporting period:    March 31, 2007


ITEM 1.  REPORTS TO STOCKHOLDERS.


AllianceBernstein High Yield Fund

Semi-Annual Report

March 31, 2007


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS



Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein(R) at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.


The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.



May 24, 2007

Semi-Annual Report

This report provides management's discussion of fund performance for AllianceBernstein High Yield Fund (the "Fund") for the semi-annual reporting period ended March 31, 2007.

Investment Objective and Policies

This open-end fund's objective is to maximize total returns from price appreciation and income. The Fund invests, under normal circumstances, at least 80% of its net assets in high yield debt securities. The Fund invests in a diversified mix of high-yield, below-investment-grade debt securities, known as "junk bonds". These securities involve greater volatility of price and risk of principal and income than higher quality debt securities. The Fund is managed to maximize total return by taking advantage of market developments, yield disparities and variations in the creditworthiness of issuers. The Fund may invest in debt securities with a range of maturities from short to long term. The Fund may invest in U.S. dollar-denominated and non-U.S. dollar-denominated foreign fixed-income securities. The Fund may buy and sell foreign currencies principally for the purpose of preserving the value of foreign securities or in anticipation of purchasing foreign securities. The Fund may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating- and inverse-floating-rate instruments and preferred stock, and may use other investment techniques. The Fund may use leverage for investment purposes. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures, forwards or swap agreements. For hedging purposes, the Fund may enter into forward currency exchange contracts and options on foreign currencies.

Investment Results

The table on page 4 shows the Fund's performance compared to its new benchmark, the Lehman Brothers (LB) High Yield 2% Issuer Cap Index, and its old benchmark, the Credit Suisse First Boston High Yield (CSFBHY) Index, for the six- and 12-month periods ended March 31, 2007. Performance for the Lipper High Current Yield Funds Average (the "Lipper Average") has also been included. Funds in the Lipper Average have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees.

The Fund delivered close-to-benchmark returns for the six-month period and underperformed for the 12-month period ended March 31, 2007. The Fund outperformed the Lipper Average, an average of similarly managed funds, for both periods under review. Detracting from performance for the six-month period was an overweight in the financial sector, a slightly larger than usual cash position, and security selection within the paper/packaging, utilities and wireless communication industries. Positive contributors to relative performance for the six-month period included security selection within the cable, financial and

ALLIANCEBERNSTEIN HIGH YIELD FUND o 1


housing industries, as well as the Fund's overweight in metal/mining and wireless communications.

The Fund's underweight in the automotive sector, which outperformed, and security selection in the paper/packaging and wireless industries detracted for the 12-month period ended March 31, 2007. The Fund's underweight position in lower-quality holdings also detracted from performance for both periods. In January 2007, the Fund received proceeds resulting from the WorldCom class action settlement. The addition of these proceeds positively impacted relative performance for both the six- and 12-month periods.

Market Review and Investment Strategy

The high yield market, as represented by the LB High Yield 2% Issuer Cap Index, posted a solid return of 7.02% for the six-month period ended March 31, 2007, significantly outperforming investment-grade sectors which posted returns in a range of only 2-3%. High yield continued to be supported by a low default risk environment, strong investor demand for yield and a decline in new issuance. Market volatility remained relatively subdued despite the limited spike in late February and early March due to concerns over sub-prime mortgage delinquencies. The bout of volatility roiled the lowest sub-prime mortgage sector but was limited without contagion.

By quality tier, lower-rated high yield debt outperformed higher-quality debt with CCC-rated returning 10.84%, B-rated returning 6.80% and BB-rated returning 5.42%. All industries were in positive territory with top performers including media-cable returning 10.98%, retailers returning 10.10% and services returning 9.08%. Underperforming industries included banking returning 3.47%, home construction returning 3.97% and energy returning 5.51%. Spreads in high yield continued to compress during the six-month reporting period, tightening an additional 53 basis points to end the period at 273 basis points over U.S. Treasuries.

During the six-month reporting period, the Fund's Global Credit Investment Team (the "Team") maintained a cautious posture, given what the Team perceived as insufficient compensation for assuming risk and a lack of specific credit opportunities. The Fund's quantitative analysts indicated to the Team that the reward for assuming incremental risk is greatly diminished in times of a flat or inverted yield curve and narrow spreads. Specific credit opportunities remained scarce. At the same time, strong corporate profits, a low default rate and investor demand for yield allowed high yield spreads to remain well below their long-term average even as market and leveraged buy out risks increased. In this environment, the Team modestly underweighted more volatile holdings and provided thorough diversification to minimize risk.

2 o ALLIANCEBERNSTEIN HIGH YIELD FUND


Historical Performance

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the unmanaged Lehman Brothers (LB) High Yield 2% Issuer Cap Index nor the unmanaged Credit Suisse First Boston High Yield Index (CSFBHY) reflect fees and expenses associated with the active management of a mutual fund portfolio. The unmanaged LB High Yield 2% Issuer Cap Index covers the universe of fixed-rate, below-investment-grade debt. Pay-in-kind (PIK) bonds, eurobonds and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging market countries are included. Original issue zeroes, step-up coupon structures and 144-As are also included in this Index. The CSFBHY Index is a measure of lower-rated, fixed-income, non-convertible U.S. dollar-denominated securities meeting certain criteria developed by Credit Suisse, designed to enable the Index to reflect the high yield market. For the six- and 12-month periods ended March 31, 2007, the Lipper High Current Yield Funds Average consisted of 452 and 439 funds, respectively. These funds have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees. An investor cannot invest directly in an index or an average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

The Fund can invest in foreign securities, including emerging markets, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Price fluctuation in the Fund's portfolio securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Fund to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. High yield bonds, otherwise known as "junk bonds," involve a greater risk of default and price volatility than other bonds. Investing in below-investment grade securities presents special risks, including credit risk. Investments in the Fund are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Fund. Fund purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. While the Fund invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund's prospectus.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN HIGH YIELD FUND o 3


HISTORICAL PERFORMANCE
(continued from previous page)



THE FUND VS. ITS BENCHMARK                           Returns
PERIODS ENDED MARCH 31, 2007                6 Months       12 Months
-------------------------------------------------------------------------------
AllianceBernstein High Yield Fund
  Class A                                     6.96%         10.41%
  Class B                                     6.39%          9.63%
  Class C                                     6.59%          9.65%
  Advisor Class*                              6.92%         10.73%
  Class R*                                    6.73%         10.11%
  Class K*                                    6.80%         10.55%
  Class I*                                    7.01%         10.77%
New benchmark: Lehman Brothers
  High Yield 2% Issuer Cap Index              7.02%         10.97%
Old benchmark: Credit Suisse First Boston
  High Yield Index                            7.59%         11.83%
Lipper High Current Yield Funds Average       6.72%         10.07%


* Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.


See Historical Performance and Benchmark Disclosures on previous page.

(Historical Performance continued on next page)


4 o ALLIANCEBERNSTEIN HIGH YIELD FUND


HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2007
-------------------------------------------------------------------------------
                       NAV Returns      SEC Returns       SEC Yields**

Class A Shares
1 Year                   10.41%            5.70%             4.61%
5 Years                   8.12%            7.18%
Since Inception*          4.59%            4.14%

Class B Shares
1 Year                    9.63%            5.63%             4.09%
5 Years                   7.35%            7.35%
Since Inception*          4.15%            4.15%

Class C Shares
1 Year                    9.65%            8.65%             4.11%
5 Years                   7.38%            7.38%
Since Inception*          3.88%            3.88%

Advisor Class Shares+
1 Year                   10.73%           10.73%             5.12%
5 Years                   8.43%            8.43%
Since Inception*          4.92%            4.92%

Class R Shares+
1 Year                   10.11%           10.11%             4.73%
Since Inception*          5.51%            5.51%

Class K Shares+
1 Year                   10.55%           10.55%             4.82%
Since Inception*          5.87%            5.87%

Class I Shares+
1 Year                   10.77%           10.77%             5.28%
Since Inception*          6.13%            6.13%


* Inception dates: 4/22/97 for Class A, Class B, Class C and Advisor Class shares; 3/1/05 for Class R, Class K and Class I shares.

** SEC yields are calculated based on SEC guidelines for the 30-day period ended March 31, 2007.

+ These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN HIGH YIELD FUND o 5


HISTORICAL PERFORMANCE
(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2007)
-------------------------------------------------------------------------------
                                                         SEC Returns

Class A Shares
1 Year                                                       5.70%
5 Years                                                      7.18%
Since Inception*                                             4.14%

Class B Shares
1 Year                                                       5.63%
5 Years                                                      7.35%
Since Inception*                                             4.15%

Class C Shares
1 Year                                                       8.65%
5 Years                                                      7.38%
Since Inception*                                             3.88%

Advisor Class Shares+
1 Year                                                      10.73%
5 Years                                                      8.43%
Since Inception*                                             4.92%

Class R Shares+
1 Year                                                      10.11%
Since Inception*                                             5.51%

Class K Shares+
1 Year                                                      10.55%
Since Inception*                                             5.87%

Class I Shares+
1 Year                                                      10.77%
Since Inception*                                             6.13%


* Inception dates: 4/22/97 for Class A, Class B, Class C and Advisor Class shares; 3/1/05 for Class R, Class K and Class I shares.

+ Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.


6 o ALLIANCEBERNSTEIN HIGH YIELD FUND


FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                    Beginning                       Ending
                   Account Value                 Account Value                   Expenses Paid
                  October 1, 2006               March 31, 2007                   During Period*
            ------------------------       -----------------------           -----------------------
              Actual    Hypothetical         Actual   Hypothetical**          Actual    Hypothetical
            ---------   ------------       ---------  ------------           ---------  ------------
Class A       $1,000       $1,000          $1,069.61    $1,018.95              $6.19        $6.04
Class B       $1,000       $1,000          $1,063.93    $1,015.31              $9.93        $9.70
Class C       $1,000       $1,000          $1,065.86    $1,015.41              $9.84        $9.60
Advisor
  Class       $1,000       $1,000          $1,069.19    $1,020.44              $4.64        $4.53
Class R       $1,000       $1,000          $1,067.27    $1,018.40              $6.75        $6.59
Class K       $1,000       $1,000          $1,067.96    $1,018.90              $6.24        $6.09
Class I       $1,000       $1,000          $1,070.13    $1,021.04              $4.03        $3.93

* Expenses are equal to the classes' annualized expense ratios of 1.20%, 1.93%, 1.91%, 0.90%, 1.31%, 1.21% and 0.78%, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**  Assumes 5% return before expenses.



ALLIANCEBERNSTEIN HIGH YIELD FUND o 7


PORTFOLIO SUMMARY
March 31, 2007 (unaudited)

PORTFOLIO STATISTICS
Net Assets ($mil): $203.2

[PIE CHART OMITTED]

INDUSTRY BREAKDOWN*
o  13.0%  Communications-
          Telecommunications
o  12.0%  Communications-Media
o  10.1%  Basic Industry
o   9.0%  Consumer Non-Cyclical
o   8.4%  Consumer Cyclical-Other
o   8.2%  Electric
o   7.5%  Consumer Cyclical-Automotive
o   7.0%  Capital Goods
o   5.2%  Technology
o   3.5%  Natural Gas
o   2.2%  Energy
o   2.0%  Consumer Cyclical-Retail
o   5.3%  Structure Note
o   6.0%  Other
o   0.6%  Short-Term


* All data are as of March 31, 2007. The Fund's industry breakdown is expressed as a percentage of total investments and may vary over time. "Other" represents less than 2.0% weightings in the following industries: brokerage, consumer cyclical-restaurants, insurance, other industrial, real estate investment trusts, services, transportation-airlines, transportation-services and warrants.

   Please note: The industry classifications presented herein are based on the industry categorization methodology of the Adviser.


8 o ALLIANCEBERNSTEIN HIGH YIELD FUND


PORTFOLIO OF INVESTMENTS
March 31, 2007 (unaudited)


                                              Principal
                                                 Amount
Company                                           (000)      U.S. $ Value
-------------------------------------------------------------------------------
CORPORATES-NON-INVESTMENT GRADES-90.9%
Industrial-72.9%
Basic-8.7%
AK Steel Corp.
  7.875%, 2/15/09(a)                            $   428     $    428,000
Arch Western Finance LLC
  6.75%, 7/01/13(a)                                 450          442,687
Citigroup (JSC Severstal)
  Series REGS
  9.25%, 4/19/14(a)(b)                            1,254        1,357,480
Equistar Chemicals Funding LP
  10.125%, 9/01/08(a)                               758          797,795
  10.625%, 5/01/11(a)                               649          684,695
Evraz Group, SA
  8.25%, 11/10/15(a)(b)                             860          880,425
Freeport-McMoRan Copper & Gold, Inc.
  8.375%, 4/01/17(a)                              1,590        1,719,188
  10.125%, 2/01/10(a)                               704          740,960
Georgia-Pacific Corp.
  7.00%, 1/15/15(a)(b)                              440          442,200
  7.125%, 1/15/17(a)(b)                             525          526,313
Hexion US Finance Corp./Hexion Nova
  Scotia Finance ULC
  9.75%, 11/15/14(a)(b)                             320          335,600
  9.86%, 11/15/14(a)(b)(c)                          320          328,000
Huntsman International LLC
  7.875%, 11/15/14(a)(b)                            535          553,056
Ineos Group Holdings PLC
  8.50%, 2/15/16(a)(b)                              855          818,663
Lyondell Chemical Company
  8.00%, 9/15/14(a)                                 430          450,425
  8.25%, 9/15/16(a)                               1,430        1,530,100
The Mosaic Co.
  7.625%, 12/01/16(a)(b)                          1,455        1,535,025
Nell AF S.a.r.l.
  8.375%, 8/15/15(a)(b)                             774          806,895
NewMarket Corp.
  7.125%, 12/15/16(a)(b)                            445          442,775
NewPage Corp.
  10.00%, 5/01/12(a)                                533          582,969
Peabody Energy Corp.
  Series B
  6.875%, 3/15/13(a)                              1,550        1,577,125
Rhodia SA
  8.875%, 6/01/11(a)                                669          697,432
                                                            ------------
                                                              17,677,808



ALLIANCEBERNSTEIN HIGH YIELD FUND o 9



                                              Principal
                                                 Amount
Company                                           (000)      U.S. $ Value
-------------------------------------------------------------------------------
Capital Goods-6.9%
Alion Science and Technology Corp.
  10.25%, 2/01/15(a)(b)                         $   115     $    118,450
Allied Waste North America, Inc.
  6.375%, 4/15/11(a)                                977          974,557
  6.875%, 6/01/17(a)                                225          225,563
  Series B
  7.125%, 5/15/16(a)                              1,214        1,235,245
  7.375%, 4/15/14(a)                                345          350,175
Associated Materials, Inc.
  11.25%, 3/01/14(a)(d)                           1,195          839,487
Berry Plastics Holding Corp.
  8.875%, 9/15/14(a)                                755          771,988
Bombardier, Inc.
  8.00%, 11/15/14(a)(b)                           1,060        1,091,800
Case New Holland, Inc.
  7.125%, 3/01/14(a)                              1,010        1,050,400
  9.25%, 8/01/11(a)                                 632          663,600
Covalence Specialty Materials Corp.
  10.25%, 3/01/16(a)(b)                             370          370,000
Crown Americas
  7.625%, 11/15/13(a)                               805          828,144
Goodman Global Holdings, Inc.
  7.875%, 12/15/12(a)                               578          580,890
L-3 Communications Corp.
  5.875%, 1/15/15(a)                                667          647,824
Owens Brockway Glass Container, Inc.
  8.875%, 2/15/09(a)                              1,518        1,548,360
Russell-Stanley Holdings, Inc.
  9.00%, 11/30/08 (e)(f)(g)                         633           79,305
Trinity Industries, Inc.
  6.50%, 3/15/14(a)                               1,240        1,227,600
United Rentals North America, Inc.
  7.00%, 2/15/14(a)                                 225          224,437
  7.75%, 11/15/13(a)                              1,205        1,238,137
                                                            ------------
                                                              14,065,962

Communications - Media-11.3%
Allbritton Communications Co.
  7.75%, 12/15/12(a)                                742          760,550
Cablevision Systems Corp.
  Series B
  8.00%, 4/15/12(a)                               1,193        1,210,895
CCH I Holdings LLC
  11.75%, 5/15/14(a)                              3,286        3,146,345
Clear Channel Communications, Inc.
  5.50%, 9/15/14(a)                               1,224        1,083,616
  5.75%, 1/15/13(a)                                 801          751,074
CSC Holdings, Inc.
  6.75%, 4/15/12(a)(b)                            1,506        1,494,705
Dex Media East LLC
  12.125%, 11/15/12(a)                              570          623,438



10 o ALLIANCEBERNSTEIN HIGH YIELD FUND



                                              Principal
                                                 Amount
Company                                           (000)      U.S. $ Value
-------------------------------------------------------------------------------
Dex Media West LLC
  Series B
  8.50%, 8/15/10(a)                             $   331     $    346,309
DIRECTV Holdings LLC
  6.375%, 6/15/15(a)                              1,562        1,483,900
EchoStar DBS Corp.
  6.375%, 10/01/11(a)                               690          694,313
  7.125%, 2/01/16(a)                                390          402,675
Insight Communications Co., Inc.
  12.25%, 2/15/11(a)                                580          606,100
Insight Midwest LP
  9.75%, 10/01/09(a)                                425          431,906
Intelsat Bermuda, Ltd.
  8.625%, 1/15/15(a)                                672          719,040
  11.25%, 6/15/16(b)                              1,514        1,718,390
Lamar Media Corp.
  6.625%, 8/15/15(a)                                265          258,375
Liberty Media Corp.
  5.70%, 5/15/13(a)                                 300          287,631
  7.875%, 7/15/09(a)                                237          248,637
  8.25%, 2/01/30(a)                                 315          314,908
Quebecor Media, Inc.
  7.75%, 3/15/16(a)                               1,460        1,500,150
Rainbow National Services LLC
  8.75%, 9/01/12(a)(b)                              441          469,114
  10.375%, 9/01/14(a)(b)                            411          459,806
RH Donnelley Corp.
  Series A-2
  6.875%, 1/15/13(a)                                681          662,272
Sirius Satellite Radio, Inc.
  9.625%, 8/01/13(a)                                380          381,425
Univision Communications, Inc.
  7.85%, 7/15/11(a)                                 540          564,300
WDAC Subsidiary Corp.
  8.375%, 12/01/14(a)(b)                            583          601,947
WMG Holdings Corp.
  9.50%, 12/15/14(a)(d)                           1,695        1,296,675
XM Satellite Radio, Inc.
  9.75%, 5/01/14(a)                                 465          469,069
                                                            ------------
                                                              22,987,565

Communications - Telecommunications-9.7%
American Tower Corp.
  7.125%, 10/15/12(a)                             1,483        1,527,490
Citizens Communications Co.
  6.25%, 1/15/13(a)                               1,038        1,030,215
Cricket Communications, Inc.
  9.375%, 11/01/14(a)(b)                          1,110        1,176,600
Digicel Ltd.
  9.25%, 9/01/12(a)(b)                              997        1,051,835


ALLIANCEBERNSTEIN HIGH YIELD FUND o 11



                                              Principal
                                                 Amount
Company                                           (000)      U.S. $ Value
-------------------------------------------------------------------------------
Dobson Cellular Systems, Inc.
  Series B
  8.375%, 11/01/11(a)                           $   396     $    420,255
Dobson Communications Corp.
  8.875%, 10/01/13(a)                               385          396,550
Idearc, Inc.
  8.00%, 11/15/16(a)(b)                             950          977,313
Inmarsat Finance PLC
  7.625%, 6/30/12(a)                              1,029        1,072,733
  10.375%, 11/15/12(a)(d)                           676          638,820
Level 3 Financing, Inc.
  9.25%, 11/01/14(a)(b)                           1,425        1,464,187
  12.25%, 3/15/13(a)                              1,350        1,579,500
Mobile Telesystems Finance SA
  8.00%, 1/28/12(a)(b)                            1,318        1,393,785
PanAmSat Corp.
  9.00%, 8/15/14(a)                                 678          733,935
Qwest Capital Funding, Inc.
  7.25%, 2/15/11(a)                               2,926        2,995,492
Qwest Corp.
  6.875%, 9/15/33(a)                              1,045        1,008,425
Rural Cellular Corp.
  9.75%, 1/15/10(a)                                 761          783,830
Time Warner Telecom Holdings, Inc.
  9.25%, 2/15/14(a)                                 540          577,800
Windstream Corp.
  8.125%, 8/01/13(a)                                466          504,445
  8.625%, 8/01/16(a)                                398          435,312
                                                            ------------
                                                              19,768,522

Consumer Cyclical - Automotive-7.4%
Ford Motor Co.
  7.45%, 7/16/31(a)                               2,043        1,580,771
Ford Motor Credit Co.
  4.95%, 1/15/08(a)                                 892          881,319
  7.00%, 10/01/13(a)                              1,265        1,175,928
  8.11%, 1/13/12(a)(c)                            1,505        1,471,172
General Motors Acceptance Corp.
  6.875%, 9/15/11(a)                              1,872        1,873,814
General Motors Corp.
  8.25%, 7/15/23(a)                               2,025        1,822,500
  8.375%, 7/15/33(a)                              1,890        1,696,275
The Goodyear Tire & Rubber Co.
  8.625%, 12/01/11(a)(b)                            265          284,875
  9.00%, 7/01/15(a)                                 990        1,086,525
Keystone Automotive Operations, Inc.
  9.75%, 11/01/13(a)                                494          480,415
Lear Corp.
  Series B
  8.50%, 12/01/13(a)                                225          217,406
  8.75%, 12/01/16(a)                              1,470        1,403,850



12 o ALLIANCEBERNSTEIN HIGH YIELD FUND


                                              Principal
                                                 Amount
Company                                           (000)      U.S. $ Value
-------------------------------------------------------------------------------
Tenneco, Inc.
  8.625%, 11/15/14(a)                           $   355     $    370,088
Visteon Corp.
  7.00%, 3/10/14(a)                                 850          743,750
                                                            ------------
                                                              15,088,688

Consumer Cyclical - Other-8.0%
Broder Brothers Co.
  Series B
  11.25%, 10/15/10(a)                               405          413,100
Greektown Holdings LLC
  10.75%, 12/01/13(a)(b)                            395          422,650
Harrah's Operating Co. Inc.
  5.625%, 6/01/15(a)                              1,930        1,664,625
Host Hotels & Resorts LP
  6.875%, 11/01/14(a)                               235          238,525
Host Marriott LP
  Series Q
  6.75%, 6/01/16(a)                               1,530        1,541,475
Levi Strauss & Co.
  10.11%, 4/01/12(a)(c)                             502          512,040
MGM Mirage
  6.625%, 7/15/15(a)                              1,812        1,739,520
  7.625%, 1/15/17(a)                                320          324,000
  8.375%, 2/01/11(a)                              1,261        1,327,203
Mohegan Tribal Gaming Authority
  7.125%, 8/15/14(a)                                680          690,200
NCL Corp.
  10.625%, 7/15/14(a)                               688          681,120
Penn National Gaming, Inc.
  6.875%, 12/01/11(a)                               829          829,000
Riviera Holdings Corp.
  11.00%, 6/15/10(a)                              1,202        1,253,085
Six Flags, Inc.
  9.625%, 6/01/14(a)                                785          737,900
Turning Stone Resort Casino Enterprise
  9.125%, 12/15/10(a)(b)                            848          860,720
Universal City Development Partners
  11.75%, 4/01/10(a)                                727          769,711
William Lyon Homes, Inc.
  10.75%, 4/01/13(a)                                564          544,260
Wynn Las Vegas LLC/Corp.
  6.625%, 12/01/14(a)                             1,590        1,574,100
                                                            ------------
                                                              16,123,234

Consumer Cyclical - Restaurants-0.1%
Sbarro, Inc.
  10.375%, 2/01/15(a)(b)                            180          187,200

Consumer Cyclical - Retailers-2.0%
The Bon-Ton Dept Stores, Inc.
  10.25%, 3/15/14(a)                                645          692,569



ALLIANCEBERNSTEIN HIGH YIELD FUND o 13



                                              Principal
                                                 Amount
Company                                           (000)      U.S. $ Value
-------------------------------------------------------------------------------
Burlington Coat Factory Warehouse Corp.
  11.125%, 4/15/14(a)                           $   280     $    285,600
Couche-Tard Inc.
  7.50%, 12/15/13(a)                                729          749,047
GSC Holdings Corp.
  8.00%, 10/01/12(a)                              1,185        1,256,100
Rite Aid Corp.
  6.875%, 8/15/13(a)                                630          554,400
  9.25%, 6/01/13(a)                                 450          447,750
                                                            ------------
                                                               3,985,466

Consumer Non-Cyclical-8.1%
Aramark Corp.
  8.50%, 2/01/15(a)(b)                            1,055        1,097,200
Concentra Operating Corp.
  9.125%, 6/01/12(a)                                566          604,205
DaVita, Inc.
  7.25%, 3/15/15(a)                                 731          739,224
Elan Finance PLC/Elan Finance Corp.
  7.75%, 11/15/11(a)                              1,610        1,581,825
Hanger Orthopedic Group, Inc.
  10.25%, 6/01/14(a)                                420          446,250
HCA, Inc.
  6.375%, 1/15/15(a)                              1,007          859,726
  6.50%, 2/15/16(a)                                 795          676,744
  6.75%, 7/15/13(a)                                 880          811,800
  10.375%, 11/15/16(a)(b)(h)                      1,275        1,377,000
Healthsouth Corp.
  10.75%, 6/15/16(a)(b)                             655          712,313
IASIS Healthcare Corp.
  8.75%, 6/15/14(a)                                 751          777,285
Jostens IH Corp.
  7.625%, 10/01/12(a)                               577          587,097
Reynolds American, Inc.
  7.25%, 6/01/12-6/01/13(a)                       2,035        2,132,460
  7.625%, 6/01/16(a)                                820          872,341
Select Medical Corp.
  7.625%, 2/01/15(a)                                643          578,700
Stater Brothers Holdings
  8.125%, 6/15/12(a)                                336          346,080
Tenet Healthcare Corp.
  7.375%, 2/01/13(a)                                725          673,344
  9.875%, 7/01/14(a)                                415          419,150
Universal Hospital Services, Inc.
  10.125%, 11/01/11(a)                              661          702,312
Ventas Realty LP/CAP CRP
  6.75%, 4/01/17(a)                                 429          444,015
                                                            ------------
                                                              16,439,071

Energy-2.2%
Chesapeake Energy Corp.
  7.50%, 9/15/13(a)                                 410          428,450
  7.75%, 1/15/15(a)                               1,251        1,304,168



14 o ALLIANCEBERNSTEIN HIGH YIELD FUND



                                              Principal
                                                 Amount
Company                                           (000)      U.S. $ Value
-------------------------------------------------------------------------------
Compagnie Generale de
  Geophysique-Veritas
  7.50%, 5/15/15(a)                             $    25     $     25,750
  7.75%, 5/15/17(a)                                  70           72,975
Complete Production Services, Inc.
  8.00%, 12/15/16(a)(b)                             390          399,750
Hilcorp Energy I LP/Hilcorp Finance Co.
  7.75%, 11/01/15(a)(b)                             280          275,100
PetroHawk Energy Corp.
  Series WI
  9.125%, 7/15/13(a)                                550          585,750
Range Resources Corp.
  7.50%, 5/15/16(a)                                 595          612,850
Tesoro Corp.
  6.25%, 11/01/12(a)                                730          740,037
                                                            ------------
                                                               4,444,830

Other Industrial-1.3%
FastenTech, Inc.
  11.50%, 5/01/11(a)                                460          488,175
Mueller Group, Inc.
  10.00%, 5/01/12(a)                                505          545,400
RBS Global, Inc. and Rexnord Corp.
  9.50%, 8/01/14(a)                                 600          624,000
  11.75%, 8/01/16(a)                                330          354,338
Sensus Metering Systems, Inc.
  8.625%, 12/15/13(a)                               580          587,250
                                                            ------------
                                                               2,599,163

Services-0.7%
Avis Budget Car Rental
  7.75%, 5/15/16(a)(b)                              720          734,400
Horizon Lines LLC
  9.00%, 11/01/12(a)                                491          515,550
West Corp.
  9.50%, 10/15/14(a)(b)                             215          222,525
                                                            ------------
                                                               1,472,475

Technology-5.1%
Amkor Technology, Inc.
  9.25%, 6/01/16(a)                                 925          964,313
Avago Technologies Finance
  10.375%, 12/01/13(a)                              470          508,775
CA, Inc.
  4.75%, 12/01/09(a)(b)                             560          549,988
Flextronics International Ltd.
  6.50%, 5/15/13(a)                                 736          728,640
Freescale Semiconductor, Inc.
  8.875%, 12/15/14(a)(b)                          1,500        1,501,875
  10.125%, 12/15/16(a)(b)                           400          401,000
Iron Mountain, Inc.
  6.625%, 1/01/16(a)                                775          747,875
Nortel Networks Ltd.
  10.125%, 7/15/13(a)(b)                            645          707,887



ALLIANCEBERNSTEIN HIGH YIELD FUND o 15



                                              Principal
                                                 Amount
Company                                           (000)      U.S. $ Value
-------------------------------------------------------------------------------
NXP BV/NXP Funding LLC
  8.11%, 10/15/13(a)(b)(c)                      $   470     $    483,512
  9.50%, 10/15/15(a)(b)                             215          221,987
Seagate Technology HDD Holdings
  6.375%, 10/01/11(a)                             1,205        1,205,000
  6.80%, 10/01/16(a)                                502          504,510
Serena Software, Inc.
  Series WI
  10.375%, 3/15/16(a)                               425          459,000
Sungard Data Systems, Inc.
  9.125%, 8/15/13(a)                              1,311        1,406,048
                                                            ------------
                                                              10,390,410

Transportation - Airlines-0.8%
AMR Corp.
  9.00%, 8/01/12(a)                                 664          697,200
Continental Airlines, Inc.
  8.75%, 12/01/11                                   715          700,700
  Series RJO3
  7.875%, 7/02/18(a)                                229          238,386
                                                            ------------
                                                               1,636,286

Transportation - Services-0.6%
Hertz Corp.
  8.875%, 1/01/14(a)                                555          598,013
  10.50%, 1/01/16(a)                                545          621,300
                                                            ------------
                                                               1,219,313
                                                            ------------
                                                             148,085,993

Utility-11.1%
Electric-8.1%
The AES Corp.
  7.75%, 3/01/14(a)                               1,520        1,596,000
  9.00%, 5/15/15(a)(b)                              399          426,431
Allegheny Energy Supply
  7.80%, 3/15/11(a)                                 735          780,937
  8.25%, 4/15/12(a)(b)                            1,040        1,138,800
Aquila, Inc.
  14.875%, 7/01/12(a)                               629          819,272
CMS Energy Corp.
  8.50%, 4/15/11(a)                                 485          527,438
Dynegy Holdings, Inc.
  8.375%, 5/01/16(a)                                875          910,000
Dynegy-Roseton Danskammer
  Series B
  7.67%, 11/08/16(a)                              1,129        1,196,740
Edison Mission Energy
  7.50%, 6/15/13(a)                               1,080        1,115,100
  7.75%, 6/15/16(a)                                 455          474,338
Mirant Americas Generation LLC
  8.50%, 10/01/21(a)                                700          710,500



16 o ALLIANCEBERNSTEIN HIGH YIELD FUND



                                              Principal
                                                 Amount
Company                                           (000)      U.S. $ Value
-------------------------------------------------------------------------------
NRG Energy, Inc.
  7.25%, 2/01/14(a)                             $   250     $    256,250
  7.375%, 2/01/16-1/15/17(a)                      2,570        2,638,800
Reliant Energy, Inc.
  6.75%, 12/15/14(a)                                437          461,581
  9.50%, 7/15/13(a)                                 851          926,526
Sierra Pacific Resources
  8.625%, 3/15/14(a)                                535          578,726
TXU Corp.
  Series P
  5.55%, 11/15/14(a)                              1,141        1,010,559
  Series Q
  6.50%, 11/15/24(a)                              1,023          862,208
                                                            ------------
                                                              16,430,206

Natural Gas-3.0%
El Paso Corp.
  7.375%, 12/15/12(a)                               735          786,450
El Paso Production Holding Co.
  7.75%, 6/01/13(a)                                 940          982,300
Northwest Pipeline Corp.
  8.125%, 3/01/10(a)                                691          719,075
Regency Energy Partners
  8.375%, 12/15/13(a)(b)                            835          851,700
Williams Cos, Inc.
  7.625%, 7/15/19(a)                              1,775        1,930,313
  7.875%, 9/01/21(a)                                837          920,700
                                                            ------------
                                                               6,190,538
                                                            ------------
                                                              22,620,744

Non Corporate Sectors-5.2%
Structured Notes-5.2%
Racers SER 06-6
  5.30%, 5/01/07(a)(b)(c)                         9,935       10,519,724
Financial Institutions-1.7%
Brokerage-1.3%
E*Trade Financial Corp.
  7.375%, 9/15/13(a)                                525          548,625
  7.875%, 12/01/15(a)                             1,417        1,528,589
  8.00%, 6/15/11(a)                                 465          489,412
                                                            ------------
                                                               2,566,626

Insurance-0.4%
Crum & Forster Holdings Corp.
  10.375%, 6/15/13(a)                               465          502,200
Liberty Mutual Group, Inc.
  7.80%, 3/15/37(a)(b)                              405          394,863
                                                            ------------
                                                                 897,063
                                                            ------------
                                                               3,463,689

Total Corporates - Non-Investment Grades
  (cost $188,039,304)                                        184,690,150



ALLIANCEBERNSTEIN HIGH YIELD FUND o 17



                                              Principal
                                                 Amount
Company                                           (000)      U.S. $ Value
-------------------------------------------------------------------------------
CORPORATES - INVESTMENT GRADES-5.1%
Industrial-4.4%
Basic-1.3%
International Steel Group, Inc.
  6.50%, 4/15/14(a)                             $ 1,580     $  1,645,175
Ispat Inland ULC
  9.75%, 4/01/14(a)                                 789          870,758
                                                            ------------
                                                               2,515,933

Communications - Media-0.5%
Rogers Cable, Inc.
  6.75%, 3/15/15(a)                               1,028        1,063,980

Communications - Telecommunications-2.2%
Mobifon Holdings BV
  12.50%, 7/31/10(a)                              2,105        2,278,662
Rogers Wireless, Inc.
  7.25%, 12/15/12(a)                                739          789,806
  7.50%, 3/15/15(a)                               1,248        1,352,520
                                                            ------------
                                                               4,420,988

Consumer Non-Cyclical-0.4%
Cadbury Schweppes US Finance LLC
  5.125%, 10/01/13(a)(b)                            395          382,184
Coventry Health Care, Inc.
  5.875%, 1/15/12(a)                                452          459,205
                                                            ------------
                                                                 841,389
                                                            ------------
                                                               8,842,290

Financial Institutions-0.3%
Insurance-0.3%
Liberty Mutual Group, Inc.
  5.75%, 3/15/14(a)(b)                              660          658,199

Utility-0.4%
Natural Gas-0.4%
Tennessee Gas Pipeline Co.
  7.00%, 10/15/28(a)                                800          856,533

Total Corporates - Investment Grades
  (cost $9,961,084)                                           10,357,022

EMERGING MARKETS - NON-INVESTMENT
GRADES-1.6%
Industrial-1.6%
Communications - Telecommunications-0.9%
Kyivstar
  10.375%, 8/17/09(a)(b)                          1,663        1,793,961

Consumer Cyclical - Other-0.4%
Royal Caribbean Cruises Ltd.
  8.75%, 2/02/11(a)                                 739          809,200



18 o ALLIANCEBERNSTEIN HIGH YIELD FUND


                                              Shares or
                                              Principal
                                                 Amount
Company                                           (000)      U.S. $ Value
-------------------------------------------------------------------------------
Consumer Non-Cyclical-0.3%
Foodcorp Ltd.
  8.875%, 6/15/12(a)(b)                        EUR  463     $    658,699

Total Emerging Markets - Non-Investment
  Grades (cost $3,021,318)                                     3,261,860

NON-CONVERTIBLE
PREFERRED STOCKS-0.4%
Financial Institutions-0.4%
Sovereign REIT
  12.00%(a)(b)                                      501          779,525

Industrial-0.0%
ION Media Networks, Inc.                              0            3,198

Total Non-Convertible Preferred Stocks
  (cost $475,184)                                                782,723

COMMON STOCKS-0.0%
Consumer Services-0.0%
Miscellaneous-0.0%
Phase Metrics (e)(i)
  (cost $1,258,040)                             126,418            1,264

WARRANTS-0.0%
PLIANT Corp., expiring 6/01/10 (e)(f)(i)
  (cost $7,317)                                     200                2

SHORT-TERM INVESTMENTS-0.6%
Time Deposit-0.6%
The Bank of New York
  4.25%, 4/02/07
  (cost $1,298,000)                             $ 1,298     $  1,298,000

Total Investments-98.6%
  (cost $204,060,247)                                        200,391,021
Other assets less liabilities-1.4%                             2,819,695

Net Assets-100.0%                                           $203,210,716


FORWARD EXCHANGE CURRENCY CONTRACT (see Note D)

                                      U.S. $
                        Contract     Value on     U.S. $ Value
                         Amount     Origination   at March 31,   Unrealized
                          (000)         Date          2007      Depreciation
-----------------------------------------------------------------------------
Sale Contracts:
Euro settling 5/29/07      475       $ 635,511     $ 636,036      $ (525)


ALLIANCEBERNSTEIN HIGH YIELD FUND o 19


(a) Position, or a portion thereof, has been segregated to collateralize forward currency exchange contracts. The aggregate market value of these securities amounted to $197,294,060.

(b)  Security is exempt from registration under Rule 144A of the Securities
     Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2007, the aggregate market value of these securities amounted to $48,458,431 or 23.8% of net assets.

(c)  Floating Rate Security. Stated interest rate was in effect at March 31,
     2007.

(d) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(e)  Illiquid security, valued at fair value. (see note A)

(f) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.04% of net assets as of March 31, 2007, are considered illiquid and restricted (see notes A & E).

                         Acquisition     Acquisition     Market   Percentage of
Restricted Securities        Date            Cost        Value      Net Assets
-------------------------------------------------------------------------------
Russell-Stanley         2/10/99-5/31/05    $7,530,199   $79,305       0.04%
Holdings, Inc.
9.00%, 11/30/08

Pliant Corp.-warrants      10/04/04             7,317         2       0.00
Expiring 6/01/10

(g)  Security is in default and is non-income producing.

(h)  Pay-In-Kind Payments (PIK).

(i)  Non-income producing security.


Currency Abbreviations:
EUR - Euro Dollar


See notes to financial statements.

20 o ALLIANCEBERNSTEIN HIGH YIELD FUND


STATEMENT OF ASSETS & LIABILITIES
March 31, 2007 (unaudited)

Assets
Investments in securities, at value (cost $204,060,247)           $200,391,021
Interest receivable                                                  4,093,592
Receivable for capital stock sold                                    3,121,472
Total assets                                                       207,606,085

Liabilities
Due to custodian                                                         2,472
Unrealized depreciation of forward currency exchange
  contracts                                                                525
Payable for capital stock redeemed                                   3,257,651
Dividends payable                                                      326,655
Distribution fee payable                                               120,480
Advisory fee payable                                                    89,779
Payable for investment securities purchased                             43,598
Transfer Agent fee payable                                              24,535
Accrued expenses                                                       529,674
Total liabilities                                                    4,395,369
Net Assets                                                        $203,210,716

Composition of Net Assets
Capital stock, at par                                             $     33,784
Additional paid-in capital                                         554,734,896
Distributions in excess of net investment income                      (444,165)
Accumulated net realized loss on investment and foreign
  currency transactions                                           (347,444,344)
Net unrealized depreciation of investments and foreign
  currency denominated assets and liabilities                       (3,669,455)
                                                                  $203,210,716


Net Asset Value Per Share--21 billion shares of capital stock authorized, $.001 par value

                                 Shares         Net Asset
Class         Net Assets      Outstanding          Value
-----------------------------------------------------------
A             $92,072,245     15,305,908          $6.02*
B             $71,924,507     11,962,117          $6.01
C             $34,446,102      5,725,401          $6.02
Advisor       $ 4,703,045        779,843          $6.03
R             $     9,800          1,630          $6.01
K             $    45,321          7,531          $6.02
I             $     9,696          1,613          $6.01


* The maximum offering price per share for Class A shares was $6.29 which reflects a sales charge of 4.25%.

   See notes to financial statements.


ALLIANCEBERNSTEIN HIGH YIELD FUND o 21


STATEMENT OF OPERATIONS
Six Months Ended March 31, 2007 (unaudited)

Investment Income
Interest                                            $7,999,203
Dividends                                              101,700      $8,100,903

Expenses
Advisory fee                                           531,901
Distribution fee--Class A                              130,680
Distribution fee--Class B                              426,699
Distribution fee--Class C                              178,947
Distribution fee--Class R                                   24
Distribution fee--Class K                                  231
Transfer agency--Class A                                60,987
Transfer agency--Class B                                71,262
Transfer agency--Class C                                26,921
Transfer agency--Advisor Class                           3,017
Transfer agency--Class R                                     4
Transfer agency--Class K                                   180
Transfer agency--Class I                                     1
Custodian                                               71,474
Administrative                                          48,784
Legal                                                   45,210
Audit                                                   42,166
Registration                                            40,904
Directors' fees                                         19,253
Printing                                                17,175
Miscellaneous                                            2,383
Total expenses                                       1,718,203
Less: expense offset arrangement
  (see Note B)                                          (8,457)
Net expenses                                                         1,709,746
Net investment income                                                6,391,157

Realized and Unrealized Gain (Loss)
on Investment and Foreign Currency
Transactions
Net realized gain (loss) on:
  Investment transactions                                            2,625,972
  Foreign currency transactions                                        (27,724)
Net change in unrealized
  appreciation/depreciation of:
  Investments                                                        4,677,355
  Foreign currency denominated
    assets and liabilities                                                (740)
Net gain on investment and foreign
  currency transactions                                              7,274,863

Net Increase in Net Assets from
  Operations                                                       $13,666,020


See notes to financial statements.


22 o ALLIANCEBERNSTEIN HIGH YIELD FUND


STATEMENT OF CHANGES IN NET ASSETS

                                                  Six Months
                                                     Ended
                                                    March 31,      Year Ended
                                                      2007        September 30,
                                                   (unaudited)        2006
-------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
  from Operations

Net investment income                              $ 6,391,157     $16,685,295
Net realized gain (loss) on investment and
  foreign currency transactions                      2,598,248      (3,511,186)
Net change in unrealized
  appreciation/depreciation of
  investments and foreign currency
  denominated assets and liabilities                 4,676,615      (2,092,658)
Net increase in net assets from
  operations                                        13,666,020      11,081,451

Dividends to Shareholders from
Net investment income
  Class A                                           (2,788,774)     (5,751,992)
  Class B                                           (2,431,299)     (7,746,352)
  Class C                                           (1,021,303)     (2,615,992)
  Advisor Class                                       (143,836)       (420,165)
  Class R                                                 (306)           (658)
  Class K                                               (6,075)         (1,859)
  Class I                                                 (329)           (710)

Capital Stock Transactions
Net decrease                                       (16,776,034)    (74,808,926)
Total decrease                                      (9,501,936)    (80,265,203)

Net Assets
Beginning of period                                212,712,652     292,977,855
End of period (including distributions in
  excess of net investment income of
  ($444,165) and ($443,400),
  respectively)                                   $203,210,716    $212,712,652


See notes to financial statements.


ALLIANCEBERNSTEIN HIGH YIELD FUND o 23


NOTES TO FINANCIAL STATEMENTS
March 31, 2007 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein High Yield Fund, Inc. (the "Fund") was incorporated in the state of Maryland on December 19, 1996 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, if any. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid

24 o ALLIANCEBERNSTEIN HIGH YIELD FUND


prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books

ALLIANCEBERNSTEIN HIGH YIELD FUND o 25


and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Interest income is accrued daily. Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the average daily net

26 o ALLIANCEBERNSTEIN HIGH YIELD FUND


assets of the Fund. Prior to September 6, 2004, under the terms of an investment advisory agreement, the Fund paid the Adviser an advisory fee at an annual rate of .75% of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis 1.70%, 2.40%, 2.40%, 1.40%, 1.90%, 1.65%, and 1.40% of the
daily average net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. For the six months ended March 31, 2007, there were no expenses waived by the Adviser.

Pursuant to the advisory agreement, the Adviser provides certain legal and accounting services to the Fund. For the six months ended March 31, 2007 such fees amounted to $48,784.

The Fund compensates AllianceBernstein Investor Services, Inc. ("ABIS"), a wholly owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $84,048 for the six months ended March 31, 2007.

For the six months ended March 31, 2007, the Fund's expenses were reduced by $8,457 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charges of $3,045 from the sale of Class A shares and received $412, $30,994 and $139 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended March 31, 2007.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares, 1% of the Fund's average daily net assets attributable to Class B and Class C shares, .50% of the Fund's average daily net assets attributable to Class R shares and .25% of the Fund's average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distrib-

ALLIANCEBERNSTEIN HIGH YIELD FUND o 27


ution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $20,863,320, $1,861,257, $0 and $2,444 for Class B, Class C, Class R and Class K shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended March 31, 2007, were as follows:

                                                 Purchases        Sales
----------------------------------------------------------------------------
Investment securities (excluding
U.S. government securities)                     $68,844,389     $83,256,001
U.S. government securities                               -0-             -0-


The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation                                   $ 6,544,411
Gross unrealized depreciation                                   (10,213,637)
Net unrealized depreciation                                     $(3,669,226)


1. Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal

28 o ALLIANCEBERNSTEIN HIGH YIELD FUND


to the aggregate amount of the Fund's commitments under forward currency exchange contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currencies relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:


                               Shares                         Amount
                    ---------------------------  ------------------------------
                   Six Months Ended  Year Ended  Six Months Ended  Year Ended
                     March 31, 2007 September 30, March 31, 2007   September 30,
                      (unaudited)       2006       (unaudited)        2006
                     ------------  ------------  --------------  --------------
Class A
Shares sold            2,032,298     2,657,749   $ 12,099,362     $ 15,475,719
Shares issued in
  reinvestment of
  dividends              246,806       481,218       1,468,690       2,788,812
Shares converted
  from Class B         2,322,898     2,533,980      13,860,096      14,669,647
Shares redeemed       (2,939,624)   (7,703,447)    (17,561,501)    (44,748,960)
Net increase
  (decrease)           1,662,378    (2,030,500)   $  9,866,647    $(11,814,782)

Class B
Shares sold              413,154       757,111    $  2,485,157    $  4,390,118
Shares issued in
  reinvestment of
  dividends              255,100       832,496       1,515,385       4,826,587
Shares converted
  to Class A          (2,323,661)   (2,535,596)    (13,860,096)    (14,669,647)
Shares redeemed       (2,389,446)   (7,847,318)    (14,194,820)    (45,535,415)
Net decrease          (4,044,853)   (8,793,307)   $(24,054,374)   $(50,988,357)

Class C
Shares sold              217,396     1,016,695    $  1,306,410    $  5,883,546
Shares issued in
  reinvestment of
  dividends              104,476       276,188         621,210       1,601,706
Shares redeemed         (834,815)   (2,913,701)     (4,967,277)    (16,891,624)
Net decrease            (512,943)   (1,620,818)   $ (3,039,657)   $ (9,406,372)



ALLIANCEBERNSTEIN HIGH YIELD FUND o 29


                               Shares                         Amount
                    ---------------------------  ------------------------------
                   Six Months Ended  Year Ended  Six Months Ended  Year Ended
                     March 31, 2007 September 30, March 31, 2007   September 30,
                      (unaudited)       2006       (unaudited)        2006
                     ------------  ------------  --------------  --------------
Advisor Class
Shares sold              279,213       500,249    $  1,675,237    $  2,928,470
Shares issued in
  reinvestment of
  dividends               21,863        68,251         130,418         396,772
Shares redeemed         (188,931)   (1,068,016)     (1,131,674)     (6,174,049)
Net increase
  (decrease)             112,145      (499,516)   $    673,981    $ (2,848,807)

Class R
Shares sold                   -0-            1    $          4    $          3
Shares issued in
  reinvestment of
  dividends                   -0-           -0-              2              -0-
Shares redeemed               -0-           -0-             -0-             -0-
Net increase                  -0-            1    $          6    $          3

Class K
Shares sold                3,480        42,892    $     20,617    $    248,796
Shares issued in
  reinvestment of
  dividends                1,036           121           6,133             699
Shares redeemed          (41,593)          (18)       (249,391)           (106)
Net increase
  (decrease)             (37,077)       42,995    $   (222,641)   $    249,389

Class I
Shares sold                   -0-           -0-   $          4    $         -0-
Shares issued in
  reinvestment of
  dividends                   -0-           -0-             -0-             -0-
Shares redeemed               -0-           -0-             -0-             -0-
Net increase                  -0-           -0-   $          4    $         -0-


NOTE F

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Fund's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may


30 o ALLIANCEBERNSTEIN HIGH YIELD FUND


be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, theFund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended March 31, 2007.

NOTE H

Distributions To Shareholders

The tax character of distributions to be paid for the year ending September 30, 2007 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended September 30, 2006 and September 30, 2005 were as follows:

                                                      2006             2005
Distributions paid from:
  Ordinary income                                  $16,537,728     $37,527,202
Total taxable distributions                         16,537,728      37,527,202
Tax return of capital                                       -0-      1,389,134
Total distributions paid                           $16,537,728     $38,916,336


ALLIANCEBERNSTEIN HIGH YIELD FUND o 31


As of September 30, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                     $(349,945,471)(a)
Unrealized appreciation/(depreciation)                      (8,520,286)(b)
Total accumulated earnings/(deficit)                     $(358,465,757)(c)


(a) On September 30, 2006, the Fund had a net capital loss carryforward for federal income tax purposes of $347,748,786 of which $42,171,352 expires in the year 2007, $69,495,145 expires in the year 2008, $138,621,046 expires in the year 2009, $80,368,329 expires in the year 2010, $4,663,406 expires in the year 2011, $2,851,070 expires in the year 2013 and $9,578,438 expires in 2014. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the fiscal year ended September 30, 2006, the Fund deferred to October 1, 2006 post-October capital losses of $2,194,588. In addition, the Fund deferred to October 1, 2006 post-October foreign currency losses of $2,097.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premium.

(c) The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable to dividends payable.

NOTE I

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

   (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based


32 o ALLIANCEBERNSTEIN HIGH YIELD FUND


          on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

   (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

   (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have conducted an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compen-

ALLIANCEBERNSTEIN HIGH YIELD FUND o 33


satory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The

34 o ALLIANCEBERNSTEIN HIGH YIELD FUND


WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. The court denied the writ and in September 2006 the Supreme Court of Appeals declined the defendants' petition for appeal. On September 22, 2006, Alliance and Alliance Holding filed an answer and motion to dismiss the Summary Order with the Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and

ALLIANCEBERNSTEIN HIGH YIELD FUND o 35


certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J

Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after

36 o ALLIANCEBERNSTEIN HIGH YIELD FUND


December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.


ALLIANCEBERNSTEIN HIGH YIELD FUND o 37


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                               Class A
                                         -----------------------------------------------------------------------------------------
                                          Six Months
                                               Ended                                          September
                                           March 31,          Year Ended September 30,        1, 2003 to    Year Ended August 31,
                                                2007     ----------------------------------    September     --------------------
                                         (unaudited)       2006         2005      2004        30, 2003(a)     2003       2002(b)
                                         ----------------------------------------------------------------------------------------
Net asset value, beginning of period         $5.81        $5.92        $6.02      $5.98          $5.90        $5.33       $6.49

Income from Investment
Operations
Net investment income(c)                       .19          .42          .45        .43(d)         .04          .48         .60
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                                 .21         (.11)        (.10)       .11            .08          .61       (1.16)
Net increase (decrease) in
  net asset value from
  operations                                   .40          .31          .35        .54            .12         1.09        (.56)

Less: Dividends and
Distributions
Dividends from net
  investment income                           (.19)        (.42)        (.43)      (.50)          (.04)        (.49)       (.58)
Tax return of capital                           -0-          -0-        (.02)        -0-            -0-        (.03)       (.02)
Total dividends and
  distributions                               (.19)        (.42)        (.45)      (.50)          (.04)        (.52)       (.60)
Net asset value,
  end of period                              $6.02        $5.81        $5.92      $6.02          $5.98        $5.90       $5.33

Total Return
Total investment return
  based on net asset
  value(e)                                    6.96%        5.54%        5.84%      9.23%          2.03%       21.38%      (9.14)%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                          $92,072      $79,298      $92,770   $117,602        $90,466     $134,674     $72,455
Ratio to average
net assets of:
  Expenses,
    net of waivers/
    reimbursements                            1.20%(f)     1.28%(g)     1.16%      1.15%          1.63%(f)     1.38%       1.43%
  Expenses,
    before waivers/
    reimbursements                            1.20%(f)     1.28%(g)     1.16%      1.32%          1.63%(f)     1.38%       1.43%
  Net investment
    income                                    6.40%(f)     7.32%(d)(g)  7.31%(d)   7.09%(d)       7.60%(f)     8.33%      10.06%
Portfolio turnover rate                         33%          57%          68%        83%            10%         123%         57%


See footnote summary on page 44.


38 o ALLIANCEBERNSTEIN HIGH YIELD FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                               Class B
                                         -----------------------------------------------------------------------------------------
                                          Six Months
                                               Ended                                          September
                                           March 31,          Year Ended September 30,        1, 2003 to    Year Ended August 31,
                                                2007     ----------------------------------    September     --------------------
                                         (unaudited)       2006         2005      2004        30, 2003(a)     2003       2002(b)
                                         -----------------------------------------------------------------------------------------
Net asset value,
  beginning of period                        $5.81        $5.92        $6.02        $5.99        $5.90        $5.33        $6.50

Income from Investment
  Operations
Net investment income(c)                       .17          .38          .40          .50(d)       .03          .43          .56
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                                 .20         (.11)        (.10)        (.01)         .10          .62        (1.17)
Net increase (decrease) in
  net asset value from
  operations                                   .37          .27          .30          .49          .13         1.05         (.61)

Less: Dividends and
Distributions
Dividends from net
  investment income                           (.17)        (.38)        (.39)        (.46)        (.04)        (.45)        (.54)
Tax return of capital                           -0-          -0-        (.01)          -0-          -0-        (.03)        (.02)
Total dividends and
  distributions                               (.17)        (.38)        (.40)        (.46)        (.04)        (.48)        (.56)
Net asset value,
  end of period                              $6.01        $5.81        $5.92        $6.02        $5.99        $5.90        $5.33

Total Return
Total investment return
  based on net asset
  value(e)                                    6.39%        4.80%        5.11%        8.38%        2.15%       20.55%       (9.94)%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                          $71,925      $92,986     $146,729     $217,320     $279,666     $277,190     $256,533
Ratio to average
  net assets of:
  Expenses,
    net of waivers/
    reimbursements                            1.93%(f)     2.02%(g)     1.87%        1.88%        2.40%(f)     2.11%        2.15%
  Expenses,
    before waivers/
    reimbursements                            1.93%(f)     2.02%(g)     1.87%        2.05%        2.42%(f)     2.11%        2.15%
  Net investment
    income                                    5.70%(f)     6.64%(d)(g)  6.63%(d)     8.18%(d)     7.11%(f)     7.79%        9.34%
Portfolio turnover rate                         33%          57%          68%          83%          10%         123%          57%


See footnote summary on page 44.


ALLIANCEBERNSTEIN HIGH YIELD FUND o 39


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                               Class C
                                         ------------------------------------------------------------------------------------------
                                          Six Months
                                               Ended                                          September
                                           March 31,          Year Ended September 30,        1, 2003 to    Year Ended August 31,
                                                2007     ----------------------------------    September     --------------------
                                         (unaudited)       2006         2005      2004        30, 2003(a)     2003       2002(b)
                                         -----------------------------------------------------------------------------------------
Net asset value,
  beginning of period                        $5.81        $5.92        $6.03        $5.99        $5.90        $5.33        $6.50

Income from Investment
  Operations
Net investment income(c)                       .17          .38          .40          .45(d)       .03          .43          .56
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                                 .21         (.11)        (.11)         .05          .10          .62        (1.17)
Net increase (decrease) in
  net asset value from
  operations                                   .38          .27          .29          .50          .13         1.05         (.61)

Less: Dividends and
Distributions
Dividends from net
  investment income                           (.17)        (.38)        (.39)        (.46)        (.04)        (.45)        (.54)
Tax return of capital                           -0-          -0-        (.01)          -0-          -0-        (.03)        (.02)
Total dividends and
  distributions                               (.17)        (.38)        (.40)        (.46)        (.04)        (.48)        (.56)
Net asset value,
  end of period                              $6.02        $5.81        $5.92        $6.03        $5.99        $5.90        $5.33

Total Return
Total investment return
  based on net asset
  value(e)                                    6.59%        4.80%        4.94%        8.56%        2.15%       20.54%       (9.94)%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                          $34,446      $36,261      $46,526      $66,336      $68,068      $66,427      $48,448
Ratio to average
  net assets of:
  Expenses,
    net of waivers/
    reimbursements                            1.91%(f)     2.00%(g)     1.86%        1.87%        2.40%(f)     2.10%        2.14%
  Expenses,
    before waivers/
    reimbursements                            1.91%(f)     2.00%(g)     1.86%        2.04%        2.41%(f)     2.10%        2.14%
  Net investment
    income                                    5.71%(f)     6.62%(d)(g)  6.62%(d)     7.40%(d)     7.11%(f)     7.72%        9.35%
Portfolio turnover rate                         33%          57%          68%          83%          10%         123%          57%


See footnote summary on page 44.


40 o ALLIANCEBERNSTEIN HIGH YIELD FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                             Advisor Class
                                         ----------------------------------------------------------------------------------------
                                          Six Months
                                               Ended                                          September
                                           March 31,          Year Ended September 30,        1, 2003 to    Year Ended August 31,
                                                2007     ----------------------------------    September     --------------------
                                         (unaudited)       2006         2005      2004        30, 2003(a)     2003       2002(b)
                                         -----------------------------------------------------------------------------------------
Net asset value,
  beginning of period                        $5.83        $5.93        $6.03        $5.99        $5.91        $5.34        $6.50

Income from Investment
  Operations
Net investment income(c)                       .20          .45          .48          .44(d)       .04          .49          .62
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                                 .20         (.11)        (.12)         .11          .08          .61        (1.16)
Net increase (decrease) in
  net asset value from
  operations                                   .40          .34          .36          .55          .12         1.10         (.54)

Less: Dividends and
Distributions
Dividends from net
  investment income                           (.20)        (.44)        (.44)        (.51)        (.04)        (.50)        (.61)
Tax return of capital                           -0-          -0-        (.02)          -0-          -0-        (.03)        (.01)
Total dividends and
  distributions                               (.20)        (.44)        (.46)        (.51)        (.04)        (.53)        (.62)
Net asset value,
  end of period                              $6.03        $5.83        $5.93        $6.03        $5.99        $5.91        $5.34

Total Return
Total investment return
  based on net asset
  value(e)                                    6.92%        6.03%        6.14%        9.51%        2.05%       21.73%       (8.82)%

Ratios/Supplemental Data
Net assets, end of period
(000's omitted)                             $4,703       $3,890       $6,924     $179,418     $148,041     $145,549      $95,895
Ratio to average
  net assets of:
  Expenses,
    net of waivers/
    reimbursements                             .90%(f)      .98%(g)      .80%         .85%        1.40%(f)     1.09%        1.16%
  Expenses,
    before waivers/
    reimbursements                             .90%(f)      .98%(g)      .80%        1.02%        1.40%(f)     1.09%        1.16%
  Net investment
    income                                    6.68%(f)     7.64%(d)(g)  7.73%(d)     7.26%(d)     8.12%(f)     8.72%       10.43%
Portfolio turnover rate                         33%          57%          68%          83%          10%         123%          57%


See footnote summary on page 44.


ALLIANCEBERNSTEIN HIGH YIELD FUND o 41


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                             Class R
                                                              ------------------------------------
                                                              Six Months
                                                                   Ended         Year      March 1,
                                                                March 31,       Ended    2005(h) to
                                                                    2007    September     September
                                                             (unaudited)     30, 2006      30, 2005
                                                             -----------   -----------   ----------
Net asset value, beginning of period                           $5.81        $5.92        $6.20

Income from Investment Operations
Net investment income(c)                                         .19          .41          .25
Net realized and unrealized gain (loss) on investment
  and foreign currency transactions                              .20         (.12)        (.28)
Net increase (decrease) in net asset value from operations       .39          .29         (.03)

Less: Dividends and Distributions
Dividends from net investment income                            (.19)        (.40)        (.24)
Tax return of capital                                             -0-          -0-        (.01)
Total dividends and distributions                               (.19)        (.40)        (.25)
Net asset value, end of period                                 $6.01        $5.81        $5.92

Total Return
Total investment return based on net asset value(e)             6.73%        5.22%        (.44)%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                        $10           $9          $10
Ratio to average net assets of:
  Expenses                                                      1.31%(f)     1.58%(g)     1.45%(f)
  Net investment income(d)                                      6.30%(f)     7.01%(g)     7.17%(f)
Portfolio turnover rate                                           33%          57%          68%


See footnote summary on page 44.


42 o ALLIANCEBERNSTEIN HIGH YIELD FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                             Class K
                                                              ------------------------------------
                                                             Six Months
                                                                  Ended         Year      March 1,
                                                               March 31,       Ended    2005(h) to
                                                                   2007    September     September
                                                            (unaudited)     30, 2006      30, 2005
                                                             -----------   -----------  -----------
Net asset value, beginning of period                            $5.82        $5.92        $6.20

Income from Investment Operations
Net investment income(c)                                          .21          .29          .26
Net realized and unrealized gain (loss) on investment
  and foreign currency transactions                               .18          .03         (.28)
Net increase (decrease) in net asset value from operations        .39          .32         (.02)

Less: Dividends and Distributions
Dividends from net investment income                             (.19)        (.42)        (.25)
Tax return of capital                                              -0-          -0-        (.01)
Total dividends and distributions                                (.19)        (.42)        (.26)
Net asset value, end of period                                  $6.02        $5.82        $5.92

Total Return
Total investment return based on net asset value(e)              6.80%        5.73%        (.28)%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                         $45         $259          $10
Ratio to average net assets of:
  Expenses                                                       1.21%(f)     1.34%(g)     1.16%(f)
  Net investment income(d)                                       6.57%(f)     7.19%(g)     7.47%(f)
Portfolio turnover rate                                            33%          57%          68%


See footnote summary on page 44.


ALLIANCEBERNSTEIN HIGH YIELD FUND o 43


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                           Class I
                                                            ------------------------------------
                                                           Six Months
                                                                Ended         Year      March 1,
                                                             March 31,       Ended    2005(h) to
                                                                 2007    September     September
                                                          (unaudited)     30, 2006      30, 2005
                                                           -----------   -----------  -----------
Net asset value, beginning of period                            $5.81        $5.92        $6.20

Income from Investment Operations
Net investment income(c)                                          .20          .44          .27
Net realized and unrealized gain (loss) on investment
  and foreign currency transactions                               .20         (.11)        (.28)
Net increase (decrease) in net asset value from operations        .40          .33         (.01)

Less: Dividends and Distributions
Dividends from net investment income                             (.20)        (.44)        (.26)
Tax return of capital                                              -0-          -0-        (.01)
Total dividends and distributions                                (.20)        (.44)        (.27)
Net asset value, end of period                                  $6.01        $5.81        $5.92

Total Return
Total investment return based on net asset value(e)              7.01%        5.89%        (.11)%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                         $10           $9          $10
Ratio to average net assets of:
  Expenses                                                        .78%(f)      .95%(g)      .88%(f)
  Net investment income(d)                                       6.84%(f)     7.64%(g)     7.75%(f)
Portfolio turnover rate                                            33%          57%          68%


(a)  The Fund changed its fiscal year end from August 31 to September 30.

(b) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. For the year ended August 31, 2002, the effect of this change to Class A, B, C and Advisor Class was to decrease net investment income per share by $.01 and decrease net realized and unrealized loss on investment transactions per share by $.01. Consequently, the ratio of net investment income to average net assets decreased from 10.19% to 10.06% for Class A, from 9.47% to 9.34% for Class B, from 9.47% to 9.35% for Class C and from 10.56% to 10.43% for Advisor Class. Per share, ratios and supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

(c)  Based on average shares outstanding.

(d)  Net of waivers/reimbursement by the Adviser.

(e) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)  Annualized.

(g)  The ratio includes expenses attributable to costs of proxy solicitation.

(h)  Commencement of distribution.


44 o ALLIANCEBERNSTEIN HIGH YIELD FUND


Information Regarding the Review and Approval of the Fund's Advisory Agreement

The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser at a meeting held on October 31-November 2, 2006.

In preparation for the meeting, the directors had requested from the Adviser and received and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives as the Fund derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The directors also reviewed an independent evaluation from the Fund's Senior Officer (who is also the Fund's Independent Compliance Officer) of the reasonableness of the advisory fees in the Fund's Advisory Agreement (as contemplated by the September 2004 Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that such fees were reasonable. In addition, the directors received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval. The directors noted that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services to the Fund pursuant to the Advisory Agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Fund grows larger; and nature and quality of the Adviser's services including the performance of the Fund.

Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in three private sessions at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement, the directors considered all factors they believed relevant, including the following:

   1. information comparing the performance of the Fund to other investment companies with similar investment objectives and to an index;

   2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

   3. payments received by the Adviser from all sources in respect of the Fund and all investment companies in the AllianceBernstein Funds complex;


ALLIANCEBERNSTEIN HIGH YIELD FUND o 45


   4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Fund and to all investment companies in the AllianceBernstein Funds complex;

   5. comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

   6. the extent to which economies of scale would be realized to the extent the Fund grows and whether fee levels reflect any economies of scale for the benefit of investors;

   7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Fund;

   8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Fund;

   9. portfolio turnover rates for the Fund compared to other investment companies with similar investment objectives;

  10. fall-out benefits that the Adviser and its affiliates receive from their relationships with the Fund;

  11. information about fees charged by the Adviser to other clients with a substantially similar investment style as the Fund;

  12. the Senior Officer's evaluation of the reasonableness of the fee payable to the Adviser in the Advisory Agreement;

  13. the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of the Adviser; and

  14.  the terms of the Advisory Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.


46 o ALLIANCEBERNSTEIN HIGH YIELD FUND


In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement (including their determinations that the Adviser should continue to be the investment adviser for the Fund, and that the fees payable to the Adviser pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.

Nature, Extent and Quality of Services Provided by the Adviser

The directors noted that, under the Advisory Agreement, the Adviser, subject to the oversight of the directors, administers the Fund's business and other affairs. The Adviser manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objective and policies. Under the Advisory Agreement, the Adviser also provides the Fund with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Fund) and executive and other personnel as are necessary for the Fund's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Fund's request by employees of the Adviser or its affiliates. Requests for these "at no more than cost" reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Fund to the Adviser than the fee rates stated in the Fund's Advisory Agreement.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and other developments. The directors noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Fund's compliance programs, and that these compliance programs have recently been refined and enhanced in light of current regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The quality of administrative and other services, including the


ALLIANCEBERNSTEIN HIGH YIELD FUND o 47


Adviser's role in coordinating the activities of the Fund's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability to the Adviser

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2004 and 2005 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant. The directors noted that the updated expense allocation methodology differed in various respects from the methodology used in prior years. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Fund. The directors focused on the profitability of the Adviser's relationship with the Fund before taxes and distribution expenses. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Fund was not excessive.

Fall-Out Benefits

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. The directors noted that since the Fund does not engage in brokerage transactions, the Adviser does not receive soft dollar benefits in respect of portfolio transactions of the Fund.


48 o ALLIANCEBERNSTEIN HIGH YIELD FUND


The directors also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser, receives 12b-1 fees from the Fund in respect of classes of shares of the Fund that are subject to the Fund's 12b-1 plan and retains a portion of such 12b-1 fees, and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The directors also noted that certain affiliates of the Adviser distribute shares of the Fund and receive compensation in that connection, and that a subsidiary of the Adviser provides transfer agency services to the Fund and receives compensation from the Fund for such services.

The directors recognized that the Adviser's profitability would be somewhat lower if the Adviser's affiliates did not receive the benefits described above. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Fund at each regular Board meeting during the year. At the meeting, the directors reviewed information from a report prepared by Lipper showing performance of the Class A Shares of the Fund as compared to a group of 16 to 12 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Group") and as compared to a universe of 91 to 70 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Universe") for periods ended June 30, 2006 over the 1-, 3- and 5-year periods, and information prepared by the Adviser showing performance of such shares as compared to the Lehman Brothers U.S. High Yield-2% Issuer Cap Index (the "Index") for periods ended June 30, 2006 over the year to date, 1-, 3- and 5-year and since inception periods (April 1997 inception). The directors noted that in the Performance Group and Performance Universe comparisons the Fund was in the 5th quintile in each period reviewed except in the 5-year period when it was in the 4th quintile in the Performance Group comparison. The comparative information showed that the Fund underperformed the Index in all periods reviewed. Based on their review and their discussion of the reasons for the Fund's performance over time with the Adviser, and steps that had been taken by the Adviser in an effort to address such underperformance, the directors retained confidence in the Adviser's ability to continue to advise the Fund and concluded that the Fund's investment performance was understandable. The directors informed the Adviser that they planned to closely monitor the Fund's performance.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

ALLIANCEBERNSTEIN HIGH YIELD FUND o 49


The directors also considered the fees the Adviser charges other clients with investment objectives similar to those of the Fund. For this purpose, they reviewed information in the Adviser's Form ADV and a chart prepared by the Adviser disclosing the institutional fee schedule for institutional products managed by it that have a substantially similar investment style as the Fund. The directors noted that the institutional fee schedule for clients with a substantially similar investment style as the Fund had breakpoints at much lower asset levels than those in the fee schedule applicable to the Fund and that the application of such fee schedule to the level of assets of the Fund would result in a fee rate that would be significantly lower than that in the Fund's Advisory Agreement. The directors noted that the Adviser may, in some cases, negotiate fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such negotiated arrangements. The directors also noted that the Adviser advises a portfolio of another AllianceBernstein fund with a similar investment objective and strategies as the Fund for the same fee schedule as the Fund.

The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and to the Fund. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Fund by non-affiliated service providers and is responsible for the compensation of the Fund's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients and that fees charged to the Fund reflect the costs and risks of the additional obligations. The Adviser also noted that since the Fund is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the Fund's investment classification/objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund's latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Fund potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that it was likely that the expense ratios of some funds in the Fund's Lipper category also were lowered by waivers or reimbursements by those

50 o ALLIANCEBERNSTEIN HIGH YIELD FUND


funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Fund's at approximate current size contractual effective fee rate of 50 basis points was significantly lower than the Expense Group median. The directors noted that the latest fiscal year administrative expense reimbursement by the Fund pursuant to the Advisory Agreement was 2 basis points, and that the total compensation of 52 basis points received by the Adviser from the Fund pursuant to the Advisory Agreement was materially lower than the Expense Group median. The directors further noted that the Fund's total expense ratio, which had been capped by the Adviser (although the expense ratio was currently significantly lower than the cap), was slightly higher than the Expense Group median and somewhat higher than the Expense Universe median. The directors concluded that the Fund's expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The directors also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The directors believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Fund's operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund's breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Fund's net assets.

ALLIANCEBERNSTEIN HIGH YIELD FUND o 51


BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President and Chief Executive Officer
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Nancy P. Jacklin(1)
Marshall C. Turner, Jr.(1)
Earl D. Weiner(1)

OFFICERS(2)

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Andrew M. Aran, Vice President
Gershon Distenfeld, Vice President
Joel J. McKoan, Vice President
Douglas J. Peebles, Vice President
Lawrence J. Shaw, Vice President
Emilie D. Wrapp, Secretary
Joseph J. Mantineo, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller

Principal Underwriter
AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Legal Counsel
Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent
AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public
Accounting Firm
Ernst & Young LLP
5 Times Square
New York, NY 10036


(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) The day-to-day management of, and investment decisions for, the Fund's portfolio are made by the Global Credit Investment Team. While all members of the team work jointly to determine the majority of the investment strategy including security selection for the Fund, Messrs. Douglas J. Peebles, Andrew M. Aran, Joel J. McKoan and Gershon Distenfeld, members of the Global Credit Investment Team, are primarily responsible for the day-to-day management of the Fund's portfolio.


52 o ALLIANCEBERNSTEIN HIGH YIELD FUND


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF
INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the "Adviser") and the AllianceBernstein High Yield Fund, Inc. (the "Fund"),(2) prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the "NYAG"). The Senior Officer's evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer's evaluation considered the following factors:

   1. Advisory fees charged to institutional and other clients of the Adviser for like services;

   2.   Advisory fees charged by other mutual fund companies for like services;

   3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

   4. Profit margins of the Adviser and its affiliates from supplying such services;

   5.   Possible economies of scale as the Fund grows larger; and

   6. Nature and quality of the Adviser's services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in

 1 It should be noted that the information in the fee summary was completed on October 23, 2006 and presented to the Board of Directors on October 31-November 2, 2006.

 2 Future references to the Fund do not include "AllianceBernstein." References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Fund.


ALLIANCEBERNSTEIN HIGH YIELD FUND o 53


consideration of the Adviser's settlement with the NYAG in December 2003 is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory schedule.(3)

                      Advisory Fee Based     Net Assets
                        on % of Average       09/30/06
Category               Daily Net Assets         ($MIL)            Fund
-------------------------------------------------------------------------------
High Income      50 bp on 1st $2.5 billion      $212.9    High Yield Fund, Inc.
                 45 bp on next $2.5 billion
                 40 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund's most recently completed fiscal year, the Adviser received $93,000 (0.02% of the Fund's average daily net assets) for such services.

The Adviser agreed to waive that portion of its advisory fees and/or reimburse the Fund for that portion of the Fund's total operating expenses to the degree necessary to limit the Fund's expense ratios to the amounts set forth below for the Fund's current fiscal year, although it should be noted that the Fund was operating under its expense cap for the most recent semi-annual period. Accordingly, the expense limitation undertaking was of no effect during that period. The waiver is terminable by the Adviser at the end of the Fund's fiscal year upon at least 60 days written notice. In addition, set forth below are the Fund's gross expense ratios as of the Fund's most recent semi-annual period:

                      Expense Cap Pursuant to        Gross         Fiscal
                         Expense Limitation         Expense        Year
Fund                         Undertaking            Ratio(4)        End
-----------------------------------------------------------------------------
High Yield Fund, Inc.      Advisor    1.40%          1.05%     September 30
                           Class A    1.70%          1.37%
                           Class B    2.40%          2.09%
                           Class C    2.40%          2.08%
                           Class R    1.90%          1.54%
                           Class K    1.65%          1.25%
                           Class I    1.40%          0.92%


I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing

 3 Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the NYAG.

 4  Annualized.


54 o ALLIANCEBERNSTEIN HIGH YIELD FUND


office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund's third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund's investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund.(5) In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund's advisory fees based on September 30, 2006 net assets.

                    Net Assets   AllianceBernstein ("AB")   Effective    Fund
                      09/30/06    Institutional ("Inst.")    AB Inst.  Advisory
Fund                   ($MIL)          Fee Schedule          Adv. Fee    Fee
-------------------------------------------------------------------------------
High Yield Fund, Inc.  $212.9    High Yield Schedule           0.397%   0.500%
                                 65 bp on 1st $20 million
                                 50 bp on next $20 million
                                 40 bp on next $20 million
                                 35 bp on the balance
                                 Minimum Account Size: $20 m

 5 The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule, although it should be noted that there were no such institutional accounts that are similar in investment style as the Fund, which opened in the last three years. Discounts that are negotiated vary based upon each client relationship.

ALLIANCEBERNSTEIN HIGH YIELD FUND o 55


The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. ("AVPS"), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Fund(6):

Fund                           AVPS Portfolio                     Fee Schedule
--------------------------------------------------------------------------------------
High Yield Fund, Inc.(7)   High Yield Portfolio            0.50% on first $2.5 billion
                                                           0.45% on next $2.5 billion
                                                           0.40% on the balance

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for Global High Yield and U.S. High Yield, which are Luxembourg funds that have a somewhat similar investment style as the Fund:

Fund                                 Fee(8)
-------------------------------------------
Global High Yield
  Class A                            1.70%
  Class I (Institutional)            1.15%

U.S. High Yield
  Class A                            1.55%
  Class I (Institutional)            0.75%

The Alliance Capital Investment Trust Management mutual funds ("ACITM"), which are offered to investors in Japan, have an "all-in" fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ACITM mutual fund that has a somewhat similar investment style as the Fund is as follows:

Fund                      ACITM Mutual Fund       Fee
-------------------------------------------------------
High Yield Fund, Inc.   High Yield Open Fund     1.00%

The Adviser represented that it does not sub-advise any registered investment company that has a similar investment strategy as the Fund.

 6 It should be noted that AVPS was affected by the settlement between the Adviser and the NYAG.

 7  The AVPS portfolio is a clone of the Fund.

 8 Class A shares of the funds are charged an "all-in" fee, which covers investment advisory services and distribution related services.

56 o ALLIANCEBERNSTEIN HIGH YIELD FUND


II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. ("Lipper"), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Fund's ranking with respect to the proposed advisory fee relative to the median of the Fund's Lipper Expense Group ("EG")(9) at the approximate current asset level of the Fund.(10)

Lipper describes an EG as a representative sample of comparable funds. Lipper's standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

                          Contractual       Lipper
                           Management    Expense Group
Fund                         Fee(11)         Median              Rank
----------------------------------------------------------------------
High Yield Fund, Inc.         0.500          0.638               2/16

Lipper also analyzed the Fund's most recently completed fiscal year total expense ratio in comparison to the Fund's EG and Lipper Expense Universe ("EU"). The

 9 It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

10 The contractual management fee is calculated by Lipper using the Fund's' contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Fund has the lowest effective fee rate in the Lipper peer group.

11 The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any management fee waivers for expense caps that would effectively reduce the actual contractual management fee.


ALLIANCEBERNSTEIN HIGH YIELD FUND o 57


EU(12) is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.

                       Expense    Lipper Exp.               Lipper Exp.
                        Ratio        Group                    Universe
Fund                   (%)(13)     Median (%)     Rank       Median (%)  Rank
-------------------------------------------------------------------------------
High Yield Fund, Inc.    1.160      1.130         13/16        1.063     55/73

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

A consultant was retained by the Senior Officer to work with the Adviser's personnel to align the Adviser's two profitability reporting systems. The alignment, which now has been completed, allows the Adviser's management and the Directors to receive consistent presentations of the financial results and profitability although the two profitability reporting systems operate independently. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR  SUPPLYING SUCH
SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer and the consultant. The Adviser's profitability from providing investment advisory services to the Fund decreased during calendar year 2005, relative to 2004.

In addition to the Adviser's direct profits from managing the Fund, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship provided the affiliates' charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges ("CDSC").


12 Except for asset (size) comparability, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

13  Most recently completed fiscal year Class A share total expense ratio.


58 o ALLIANCEBERNSTEIN HIGH YIELD FUND


AllianceBernstein Investments, Inc. ("ABI"), an affiliate of the Adviser, is the Fund's principal underwriter. ABI and the Adviser have disclosed in the Fund's prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2005, ABI paid approximately 0.042% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $18.0 million for distribution services and educational support (revenue sharing payments). For 2006, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17.5 million.(14) During the Fund's most recently completed fiscal year, ABI received from the Fund $9,851, $2,784,048 and $238,286 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. ("ABIS"), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS' after-tax profitability increased in 2005 in comparison to 2004. During the Fund's most recently completed fiscal year, ABIS received $625,973 in fees from the Fund.(15)

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedules being proposed reflect a sharing of economies of scale to the extent they exist. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

14 ABI currently inserts the "Advance" in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an "independent mailing" would cost.

15 The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder's account to the transfer agent's account and then the transfer agent's account to the Fund's account. During the Fund's most recently completed fiscal year, the fees paid by the Fund to ABIS were reduced by $5,807 under the offset agreement between the Portfolio and ABIS.

ALLIANCEBERNSTEIN HIGH YIELD FUND o 59


An independent consultant, retained by the Senior Officer, made a presentation to the Board of Directors regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to the lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. In the meantime, it is clear that to the extent a fund's assets were to exceed the initial breakpoint its shareholders would benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $659 billion as of September 30, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information below shows the 1, 3, and 5 year performance returns and rankings of the Fund(16) relative to the Fund's Lipper Performance Group ("PG") and Lipper Performance Universe ("PU")(17) for the periods ended June 30, 2006.(18)

            Fund       PG        PU       PG      PU
           Return    Median    Median    Rank    Rank
-------------------------------------------------------
1 year      2.24      4.41      4.71    16/16   87/91
3 year      6.38      7.48      7.92    14/16   69/82
5 year      6.05      6.70      7.72     8/12   61/70

16 The performance returns and rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund that is shown was provided by the Adviser. Lipper maintains its own database that includes the Fund's performance returns. However, differences in distribution price (ex-date versus payable date) and rounding differences may cause the Adviser's own performance returns of the Fund to be one or two basis points different from Lipper. To maintain consistency in this evaluation, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

17 The Fund's PG is identical to the Fund's EG. The Fund's PU is not identical to the Fund's EU. In addition to outliers, funds with negative management fees are excluded from EUs but not necessarily from PUs.

18 Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if a Fund may have had a different investment classification/objective at different points in time.

60 o ALLIANCEBERNSTEIN HIGH YIELD FUND


Set forth below are the 1, 3, and 5 year and since inception performance returns of the Fund (in bold) versus its benchmark:(19)

                                        Periods Ending June 30, 2006
                                             Annualized Performance
                                       1          3         5       Since
Funds                                 Year      Year      Year     Inception
-------------------------------------------------------------------------------
High Yield Fund, Inc.                 2.24      6.38      6.05       3.79
Lehman Brothers U.S. High Yield-2%
Issuer Cap Index                      4.37      8.41      8.79       6.10

CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 15, 2006

19 The Adviser provided fund and benchmark performance return information for periods through June 30, 2006.

ALLIANCEBERNSTEIN HIGH YIELD FUND o 61


THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds
---------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

---------------------------------------------
Blended Style Funds
---------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

---------------------------------------------
Growth Funds
---------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund
International Research Growth Fund

---------------------------------------------
Value Funds
---------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Small/Mid Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Real Estate Investment Fund*
Global Value Fund
International Value Fund

---------------------------------------------
Taxable Bond Funds
---------------------------------------------
Global Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Intermediate Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

---------------------------------------------
Municipal Bond Funds
---------------------------------------------
National                   Michigan
Insured National           Minnesota
Arizona                    New Jersey
California                 New York
Insured California         Ohio
Florida                    Pennsylvania
Massachusetts              Virginia

---------------------------------------------
Intermediate Municipal Bond Funds
---------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

---------------------------------------------
Closed-End Funds
---------------------------------------------
All-Market Advantage Fund
AllianceBernstein Global High Income Fund*
AllianceBernstein Income Fund*
ACM Managed Dollar Income Fund
ACM Managed Income Fund
California Municipal Income Fund
AllianceBernstein National Municipal Income Fund*
New York Municipal Income Fund
The Spain Fund

---------------------------------------------
Retirement Strategies Funds
---------------------------------------------
2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy
2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy
2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

* Prior to January 26, 2007, AllianceBernstein Global High Income Fund was named Alliance World Dollar Government Fund II and AllianceBernstein Income Fund was named ACM Income Fund. Prior to March 1, 2007, Global Real Estate Investment Fund was named Real Estate Investment Fund. Prior to May 18, 2007, AllianceBernstein National Municipal Income Fund was named National Municipal Income Fund.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


62 o ALLIANCEBERNSTEIN HIGH YIELD FUND


NOTES

ALLIANCEBERNSTEIN HIGH YIELD FUND o 63


NOTES

64 o ALLIANCEBERNSTEIN HIGH YIELD FUND


ALLIANCEBERNSTEIN HIGH YIELD FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


HY-0152-0307



ITEM 2.  CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.    DESCRIPTION OF EXHIBIT
12 (b) (1)     Certification of Principal Executive Officer Pursuant to
               Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)     Certification of Principal Financial Officer Pursuant to
               Section 302 of the Sarbanes-Oxley Act of 2002

12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the
               Sarbanes-Oxley Act of 2002


SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):  AllianceBernstein High Yield Fund, Inc.

By:  /s/ Marc O. Mayer
     -----------------
     Marc O. Mayer
     President

Date:     May 30, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ Marc O. Mayer
     -----------------
     Marc O. Mayer
      President

Date:    May 30, 2007

By:  /s/ Joseph J. Mantineo
     ----------------------
     Joseph J. Mantineo
     Treasurer and Chief Financial Officer

Date:    May 30, 2007


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